Exhibit 10.15


                               SEVERANCE AGREEMENT

               THIS SEVERANCE AGREEMENT (this "Agreement") is entered into as of May 21, 2002 between L90, Inc., a Delaware corporation (the "Company"), and Keith J. Kaplan (the "Employee").

                                  R E C I T A L

               WHEREAS, the Company considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel; and

               WHEREAS, the Board of Directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Employee, to their assigned duties.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Company and the Employee hereby agree as follows:

        1. Term. The term (the "Term") of this Agreement shall commence on the date hereof and shall continue in effect through the third anniversary of the date hereof.

        2. Severance Payment. In order to induce the Employee to remain in the employ of the Company, the Company agrees that if at any time during the Term
(a) the Company terminates the Employee's employment with the Company for any reason other than a Cause Event (as hereinafter defined) or other than for death or disability or (b) Employee terminates his employment with the Company following the occurrence of an event that gives the Employee the right to terminate employment with the Company pursuant to Section 4 hereof, then the Company shall pay the Employee an amount equal to the lesser of (i) the amount of the Employee's annual base salary at the time of termination or (ii) the prorated amount of such annual base salary as measured for the period beginning on the date of termination and ending on the expiration of the Term (the "Severance Amount"). Such Severance Amount shall be in addition to any and all payments and benefits to which Employee is entitled under applicable law.

        3. Cause Event Definition. The Company may terminate the Employee for any reason or no reason, with or without cause. If a Cause Event occurs, and the Company wishes to terminate Employee's employment with the Company therefor, the Board of Directors of the Company (the "Board") shall promptly thereafter provide Employee, in writing and in reasonable detail, the facts and circumstances giving rise to its determination that a Cause Event has occurred (each, a "Cause Notice"), and, with respect to any Cause Event other than that specified in clauses (iv), (v) or (viii) in the


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definition of Cause Event below, shall provide Employee in such Cause Notice a suggested course of action to cure such default, and with a cure period (if capable of cure) of not less than thirty (30) days. The Company may terminate Employee's employment for a Cause Event, and not be liable for the Severance Payment, upon giving such notice or, if applicable, after any applicable cure period after which the Cause Event has not been cured. As used herein, a "Cause Event" shall mean the following circumstances: (i) repeated refusal or failure to perform any duties assigned to the Employee by the Board as are appropriate to be performed by Employee, commensurate with his title and position, (ii) committed a breach of the terms of this Agreement or any other legal obligation to the Company, (iii) failed to perform any of the Employee's material obligations under the Employee Proprietary Information, Trade Secret and Confidentiality Agreement, (iv) demonstrated gross negligence or willful misconduct in the execution of the Employee's assigned duties, (v) been convicted of or pleaded nolo contendere to (a) a felony or (b) any other serious crime involving fraud, dishonesty, theft, misappropriation or embezzlement or which, in the reasonable business judgment of the Board, results in a material adverse effect on the Company, (vi) continual use of illegal drugs or of alcohol where such use of alcohol interferes with the performance of Employee's duties under this Agreement, (vii) engaged in business practices which, in the opinion of the Board, are unethical or reflect materially adversely on the Company,
(viii) misappropriated assets of the Company or (ix) been repeatedly absent from work during normal business hours for reasons other than disability or vacation.

        4. Change of Control Definition. Within six months following the effective date of a Change of Control, the employment of the Employee under this Agreement may be terminated by the Employee upon delivery by the Employee to the Board of a written notice of termination signed by the Employee stating that Employee is terminating his employment hereunder as a result of such Change of Control, if and only to the extent that, following such Change of Control, any of the following occurs without Employee's consent: (i) Employee's job title or responsibilities are materially reduced, or (ii) Employee's base salary then in effect is reduced. For purposes of this Agreement, a "Change of Control" shall mean: (i) the acquisition by any person, entity or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) after the date hereof of the beneficial ownership of more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the stockholders of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or entity different from the persons or entities holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of


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related transactions) of all or substantially all of the assets of the Company;
or (v) a change in the composition of the Board which is the direct result of a proxy solicitation and contest pursuant to the Exchange Act such that the members of the Board immediately prior to the commencement of such solicitation and contest no longer constitute a majority of the Board after the conclusion of such solicitation and contest.

        5. At Will Employment. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Employee and the Company, the Employee shall not have any right to be retained in the employ of the Company. The Employee understands that he is an at-will employee and may be terminated by the Company without cause or prior notice.

        6. Release. In the event the Employee's employment with the Company is terminated under circumstances that would entitle the Employee to the Severance Amount under Section 2 of this Agreement, as a condition of the Employee's receipt of such Severance Amount, the Employee shall release the Company from any and all claims, causes of action, debts, contracts, promises and demands, whether in law or equity, that Employee ever had or then has, relating solely to the termination of his employment with the Company (but not including any rights to benefits accrued under any employee benefit plan of the Company or any indemnification whether under law, pursuant to the Company's Amended and Restated By-Laws or the Company's Certificate of Incorporation, or any indemnification agreement between the parties).

        7. Arbitration. Any controversy or claim arising out of or relating to this Agreement or any breach hereof or the Employee's employment by the Company or termination thereof, shall be settled by arbitration by one arbitrator, such arbitration and selection to be conducted in accordance with the rules of the American Arbitration Association, and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in the City of Los Angeles or such other place as may be agreed upon at the time by the parties to the arbitration.

        8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal substantive laws (without regard to choice of law principles) of the State of California.

        9. Entire Agreement. This Agreement constitutes the whole agreement of the parties hereto in reference to any employment of the Employee by the Company and in reference to any of the matters or things herein provided for or hereinabove discussed or mentioned in reference to such employment; all prior agreements, promises, representations and understandings relative thereto being herein merged.


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


       10. Assignability.

           (a) In the event the Company shall merge or consolidate with any other corporation, partnership or business entity, or all or substantially all of the Company's business or assets shall be transferred in any manner to any other corporation, partnership or business entity, then such successor to the Company shall thereupon succeed to, and be subject to, all rights, interests, duties and obligations of, and shall thereafter be deemed for all purposes hereof to be, the "Company" under this Agreement.

           (b) This Agreement is personal in nature and the Employee shall not, without the written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

           (c) Except as set forth in subsection (a) above, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition of this Agreement.

        11. Amendments; Waivers. This Agreement may be amended, modified, superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance. Any such written instrument must be approved by the Board to be effective as against the Company. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

        12. Notice. All notices, requests or consents required or permitted under this Agreement shall be made in writing and shall be given to the other party by personal delivery, overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), if to the Company, sent to such party's addresses or telecopy number as are set forth below such party's signature to this Agreement, and if to the Employee, to his address as set forth in the records of the Company, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section
12. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

        13. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions


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hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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                     [Signature Page to Severance Agreement]



               IN WITNESS WHEREOF, the parties to this Agreement have executed this Employment Agreement as of the date first above written.

                                    L90, INC.,
                                    a Delaware corporation



                                    By:
                                        --------------------------
                                    An Authorized Officer


                                    Address for Notices:

                                    4499 Glencoe Avenue
                                    Marina del Rey, California  90292
                                    Attention:  President & CEO
                                    Telecopy:  (310) 578-9942

                                    EMPLOYEE:

                                    KEITH J. KAPLAN


                                    ----------------------------

                                    Address for Notices:

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                                    Telecopy:
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